Exhibit 99.1

ASSET ACCEPTANCE CAPITAL CORP. ANNOUNCES MERGER CLOSING

DATE AND SETS MERGER CONSIDERATION ELECTION DEADLINE

WARREN, Mich., June 3, 2013 – Asset Acceptance Capital Corp. (NASDAQ: AACC) (the “Company”) today announced that the closing date of the proposed merger of Pinnacle Sub, Inc., a wholly owned subsidiary of Encore Capital Group, Inc. (NASDAQ: ECPG) (“Encore”), with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Encore, has been scheduled for June 13, 2013. In accordance with the Merger Agreement (defined below), the deadline for Company stockholders to specify the type of consideration they wish to receive will be 5:00 p.m. New York local time on June 7, 2013 (the “Election Deadline”), which is the date that is four business days prior to the effective time of the merger. Company stockholders who wish to make an election with respect to the consideration to be received in the proposed merger must deliver a properly completed election form and letter of transmittal to American Stock Transfer & Trust Company, LLC (“AST”) by the Election Deadline. Company stockholders who hold their shares in “street name” may have an earlier election deadline and should carefully review any materials they receive from their broker to determine the election deadline applicable to them.

Pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 6, 2013, by and among the Company, Encore and Pinnacle Sub, Inc., if the merger is completed, Company stockholders are entitled to receive for each share of Company common stock they hold at the effective time of the merger, either (i) $6.50 in cash, without interest and less any applicable withholding taxes (“Cash Consideration”) or (ii) 0.2162 validly issued, fully paid and nonassessable shares of Encore’s common stock (“Stock Election”). Company stockholders may elect to receive their payment in cash or stock or a combination thereof, subject to proration based on the requirement in the Merger Agreement that no more than 25% of the shares of Company common stock outstanding at the time of the merger may be exchanged for Encore’s common stock. As a result, notwithstanding the election of a Company stockholder to receive all stock or a combination of stock and cash, if the Stock Election is oversubscribed, then a Company stockholder may receive a combination of cash or stock that is different from what he, she or it may have elected, depending on the elections made by other Company stockholders.

Company stockholders may revoke or change their election by sending written notice to AST prior to the Election Deadline. In the event that a Company stockholder revokes his, her or its election prior to the Election Deadline and does not make a subsequent election prior to the Election Deadline, such stockholder’s shares of Company common stock will be treated as if no election has been made, and such stockholder will receive the per share Cash Consideration. Company stockholders will not be entitled to revoke or change an election after the Election Deadline. Accordingly, if a Company stockholder has made an election, such stockholder will be unable to revoke the election or sell such shares of Company common stock during the interval between the Election Deadline and the closing of the merger.

About Asset Acceptance Capital Corp.

For 50 years, Asset Acceptance has provided credit originators, such as credit card issuers, consumer finance companies, retail merchants, utilities and others an efficient alternative in recovering defaulted consumer debt. For more information, please visit www.AssetAcceptance.com.

Additional Information and Where to Find It

THIS PRESS RELEASE IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE ANY SHARES OF THE COMMON STOCK OF ASSET ACCEPTANCE. IN CONNECTION WITH THE PROPOSED TRANSACTION WITH ENCORE, ENCORE HAS FILED WITH THE SEC A REGISTRATION STATEMENT ON FORM S-4, FILE NO. 333-187581 (AS AMENDED, THE “REGISTRATION STATEMENT”) WITH THE SEC ON MARCH 27, 2013, WHICH CONTAINS ASSET ACCEPTANCE’S PROXY STATEMENT AND ALSO CONSTITUTES A PROSPECTUS OF ENCORE. ENCORE HAS FILED WITH THE SEC ON MAY 6, 2013 A PROSPECTUS PURSUANT TO RULE 424(b)(3) UNDER THE SECURITIES ACT OF 1933 AND THE COMPANY HAS FILE WITH THE SEC ON MAY 6, 2013 ITS DEFINITIVE PROXY STATEMENT ON SCHEDULE 14A FOR ITS SPECIAL MEETING OF STOCKHOLDERS. THE REGISTRATION STATEMENT HAS BEEN DECLARED EFFECTIVE BY THE SEC AND THE COMPANY HAS MAILED THE FINAL PROXY STATEMENT/PROSPECTUS TO THE COMPANY’S STOCKHOLDERS. BEFORE MAKING ANY VOTING DECISION, ASSET ACCEPTANCE’S STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT (AND THE ASSET ACCEPTANCE’S PROXY STATEMENT CONTAINED THEREIN) IN ITS ENTIRETY AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE REGISTRATION STATEMENT (AS WELL AS ANY AMENDMENTS AND/OR SUPPLEMENTS TO THOSE DOCUMENTS) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE MERGER.

ASSET ACCEPTANCE’S STOCKHOLDERS WILL BE ABLE TO OBTAIN THESE DOCUMENTS (WHEN AVAILABLE) FREE OF CHARGE AT THE SEC’S WEB SITE, HTTP://WWW.SEC.GOV. IN ADDITION, THEY MAY OBTAIN FREE COPIES OF THESE BY CONTACTING ASSET ACCEPTANCE CAPITAL CORP. BY MAIL ADDRESSED TO 28405 VAN DYKE AVENUE, WARREN, MICHIGAN 48093, ATTENTION: MARY ARRAF, BY TELEPHONE AT (586) 939-9600 (OPTION 5) OR VIA ELECTRONIC MAIL TO IR@ASSETACCEPTANCE.COM. ASSET ACCEPTANCE’S STOCKHOLDERS ALSO MAY READ AND COPY ANY REPORTS, STATEMENTS AND OTHER INFORMATION FILED WITH THE SEC AT THE SEC PUBLIC REFERENCE ROOM AT 100 F STREET, N.E., WASHINGTON, D.C. 20549. PLEASE CALL THE SEC AT 1-800-SEC-0330 OR VISIT THE SEC’S WEBSITE FOR FURTHER INFORMATION ON ITS PUBLIC REFERENCE ROOM.

ASSET ACCEPTANCE AND ITS DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN OTHER MEMBERS OF MANAGEMENT AND EMPLOYEES OF ASSET ACCEPTANCE MAY BE DEEMED “PARTICIPANTS” IN THE SOLICITATION OF PROXIES FROM STOCKHOLDERS OF ASSET ACCEPTANCE IN FAVOR OF THE PROPOSED MERGER. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER THE RULES OF THE SEC, BE CONSIDERED PARTICIPANTS IN THE SOLICITATION OF THE STOCKHOLDERS OF ASSET ACCEPTANCE IN CONNECTION WITH THE PROPOSED MERGER IS SET FORTH IN THE REGISTRATION STATEMENT AND THE OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC. YOU CAN FIND INFORMATION ABOUT ASSET ACCEPTANCE’S EXECUTIVE OFFICERS AND DIRECTORS IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012, WHICH WAS FILED WITH THE SEC ON MARCH 7, 2013, AMENDMENT NO. 1 TO THE COMPANY’S ANNUAL REPORT ON FORM 10-K/A FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012, WHICH WAS FILED WITH THE SEC ON APRIL 26, 2013, AND IN ITS DEFINITIVE PROXY STATEMENT FOR ITS 2012 ANNUAL MEETING OF STOCKHOLDERS FILED WITH THE SEC ON SCHEDULE 14A ON MARCH 28, 2012.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward Looking Statements

The statements in this press release that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, performance, business plans or prospects. For all “forward-looking statements,” Asset Acceptance claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of Asset Acceptance and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by Asset Acceptance with the Securities and Exchange Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time. Asset Acceptance disclaims any intent or obligation to update these forward-looking statements

Contacts:

Asset Acceptance Investor Relations

Mary Arraf

Tel 586-983-7087

marraf@assetacceptance.com